Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of December 11, 2014, to the Five Year Revolving Credit Agreement dated as of December 2, 2011 (the “Credit Agreement”), among KBR, Inc. (the “Borrower”), the several banks and other institutions from time to time parties thereto (the “Lenders”), Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), The Royal Bank of Scotland plc, as syndication agent, and ING Bank, N.V. and The Bank of Nova Scotia as co-documentation agents.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

WHEREAS, the Borrower has requested certain amendments to the Credit Agreement as set forth herein; and

WHEREAS, the Lenders are willing to agree to such amendments on the terms set forth herein;

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the undersigned hereby agree as follows:

I. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

II. Amendments to the Credit Agreement. Effective as of the Amendment Effective Date (as hereinafter defined)):

(a) Section 1.01 of the Credit Agreement is amended to add the following new definitions in the correct alphabetical order:

“Disposition Closing Date” has the meaning given to such term in the definition of “Material Permitted Disposition”.

“Material Permitted Disposition” means any Disposition by the Borrower or a Subsidiary in which the total consideration is equal to or greater than $50,000,000, provided that, (x) on and as of the date of consummation of such Disposition (the “Disposition Closing Date”), before and after giving effect to such Disposition (i) no Default or Event of Default exists and (ii) the Borrower is in compliance with the covenants contained in Section 5.03 calculated on a pro forma basis (see below) as of the last day of the most recently completed fiscal quarter for which financial statements were required to be delivered pursuant to Section 5.01(d)(i) or (ii) (the “relevant fiscal quarter” and the “quarter-end date”) and (y) no later than five (5) Business Days after such Disposition Closing Date the Borrower delivers to the Administrative Agent a certificate executed by a Responsible Officer of the Borrower in form reasonably satisfactory to the Administrative Agent certifying as to the matters set forth in the foregoing subclauses (i) and (ii) of clause (x) and attaching reasonably detailed calculations demonstrating pro forma compliance as required by such subclause (ii). For the avoidance of doubt, in the event that the Borrower does not deliver a certificate with respect to a Disposition within the time period required by, and meeting the other requirements set forth in, this definition, such Disposition shall not be a Material Permitted Disposition.

Pro forma compliance as of a Disposition Closing Date with respect to any Material Permitted Disposition shall be calculated by giving pro forma effect to such Material Permitted Disposition and to all other Dispositions consummated during the period after the relevant quarter-end date (as defined above) through such Disposition Closing Date, as if such Material Permitted Disposition and such other Dispositions had been consummated on such quarter-end date. All pro forma calculations shall be done in a manner reasonably acceptable to the Administrative Agent.

“Strategic Disposition” means any Disposition by the Borrower or a Subsidiary that is made in connection with the implementation of the Strategic Plan.

“Strategic Plan” means the plan publicly announced by the Borrower on or before December 11, 2014 (but no later than December 31, 2014) pursuant to which the Borrower intends to implement the actions described on Exhibit E.

(c) Section 2.14(f) of the Credit Agreement is amended to add the following new paragraph at the end thereof:

For purposes of determining withholding Taxes imposed under FATCA, from and after December 11, 2014, the Borrower and the Administrative Agent shall not treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement as qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

(d) Section 5.02(e) of the Credit Agreement is amended by revising the clause “(each, a “Disposition”) to read as follows: “(each, a “Disposition” or a “disposition”). Section 5.02(e) is further amended by adding new subsections (ix) and (x) as set forth below and renumbering existing subsections (ix) and (x) as subsections (xi) and (xii):

“(ix) Material Permitted Dispositions;

(x) Strategic Dispositions;”

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(e) Section 5.03(b) of the Credit Agreement is amended in its entirety to read as follows:

(b) Consolidated Net Worth. Shall maintain at all times a Consolidated Net Worth of not less than the sum of (i) $1,500,000,000, plus (ii) an amount equal to 50% of the Consolidated Net Income earned in each fiscal quarter ending on or after December 31, 2014 (with no deduction for a net loss in any such fiscal quarter) plus (iii) an amount equal to 100% of the aggregate increases in Shareholders’ Equity of the Borrower after December 11, 2014 by reason of the issuance and sale of Equity Interests of the Borrower or any Subsidiary (other than issuances to the Borrower or a wholly-owned Subsidiary), including upon any conversion of debt securities of the Borrower into such Equity Interests.

(f) The Credit Agreement is amended to add thereto a new Exhibit E in the form of Exhibit E attached to this Amendment.

III. Effectiveness of Amendment. This Amendment shall become effective as of the date first written above (the “Amendment Effective Date”) upon receipt by the Administrative Agent of (a) duly executed counterparts to this Amendment from the Borrower, Administrative Agent, and the Required Banks and (b) the Amendment Fee as set forth in Section IV below

IV. Amendment Fee. The Borrower shall pay to Administrative Agent in immediately available funds, on or before the Amendment Effective Date, for the account of each Lender that delivers its signature page to this Amendment by the date requested by the Borrower for the delivery of signatures hereto, an amendment fee (the “Amendment Fee”) in an amount equal to each such Lender’s Commitment times three (3) basis points. The Amendment Fee shall be payable in full upon the Amendment Effective Date and shall be nonrefundable.

V. Representations and Warranties. The Borrower hereby represents and warrants that (a) before and after giving effect to this Amendment, each of the representations and warranties in the Credit Agreement shall be true and correct in all material respects as if made on and as of the Amendment Effective Date (except to the extent that (i) such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date and (ii) any such representations or warranties are qualified by a materiality standard, in which case such representation and warranties shall be true in all respects) and (b) before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

VI. Expenses. The Borrower shall pay all reasonable and invoiced fees, charges and disbursements of counsel to the Administrative Agent related to this Amendment.

VII. Continuing Effect of the Credit Agreement. This Amendment is limited solely to the matters set forth herein and shall not constitute an amendment or waiver of any other provision of the Credit Agreement not expressly referred to herein or be construed as a waiver or consent to any further or future action on the part of any Loan Party that would require the consent of the Lenders or the Administrative Agent. Except as expressly waived hereby, the provisions of the Credit Agreement are and shall remain in full force and effect and are hereby ratified and confirmed. This Amendment is a Loan Document.

VIII. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

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IX. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile or other electronic transmission of the relevant signature pages hereof.

[signature pages follow]

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WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

BORROWER KBR, INC.

By:	/s/ Charles E. Schneider
Name: Charles E. Schneider
Title: Vice President, Finance and Treasurer

[Signature Page to Amendment to KBR, Inc. Credit Agreement]

Consent by Guarantors

Each of the undersigned Subsidiary Guarantors hereby acknowledges receipt of a copy of the foregoing Amendment, consents to the Amendment and reaffirms the terms and conditions of the Guarantee executed by it and acknowledges and agrees that such Guarantee remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

[signatures are on the following page]

SUBSIDIARY GUARANTORS

KBR HOLDINGS, LLC

KELLOGG BROWN & ROOT LLC

KELLOGG BROWN & ROOT SERVICES, INC.

KBR USA LLC

KBR GROUP HOLDINGS, LLC

By:	/s/ Charles E. Schneider
Name:	Charles E. Schneider
Title:	Vice President, Finance and Treasurer

[Signature Page to Amendment to KBR, Inc. Credit Agreement]

CITIBANK, N.A., as Administrative Agent

By:	/s/ Lisa Huang
Name:	Lisa Huang
Title:	Attorney-In-Fact

CITIBANK, N.A., as a Bank and as an Issuing Bank

By:	/s/ Lisa Huang
Name:	Lisa Huang
Title:	Attorney-In-Fact

[Signature Page to Amendment to KBR, Inc. Credit Agreement]

THE ROYAL BANK OF SCOTLAND PLC,
as an Issuing Bank and a Bank

By:	/s/ Patricia Dundee
Name:	Patricia Dundee
Title:	Authorized Signatory

[Signature Page to Amendment to KBR, Inc. Credit Agreement]

THE BANK OF NOVA SCOTIA,
as an Issuing Bank and a Bank

By:	/s/ John Frazell
Name:	John Frazell
Title:	Director

[Signature Page to Amendment to KBR, Inc. Credit Agreement]

ING BANK N.V.,
as an Issuing Bank and a Bank

By:	/s/ Remko Rijpstra
Name:	Remko Rijpstra
Title:	Director

By:	/s/ Koen Wuhuizen
Name:	Koen Wuhuizen
Title:	Managing Director

[Signature Page to Amendment to KBR, Inc. Credit Agreement]

BANK OF AMERICA, N.A.,
as an Issuing Bank and a Bank

By:	/s/ J. Stephen Mernick
Name:	J. Stephen Mernick
Title:	Managing Director

[Signature Page to Amendment to KBR, Inc. Credit Agreement]

LLOYDS BANK PLC,
as a Bank

By:	/s/ Stephen Giacolone
Name:	Stephen Giacolone
Title:	Assistant Vice President GO11

By:	/s/ Daven Popat
Name:	Daven Popat
Title:	Senior Vice President P003

[Signature Page to Amendment to KBR, Inc. Credit Agreement]

REGIONS BANK,
as a Bank

By:	/s/ Joey Powell
Name:	Joey Powell
Title:	Sr. Vice President

[Signature Page to Amendment to KBR, Inc. Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION, as a Bank

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

[Signature Page to Amendment to KBR, Inc. Credit Agreement]

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, as a Bank

By:	/s/ Robert Grillo
Name:	Robert Grillo
Title:	Director

[Signature Page to Amendment to KBR, Inc. Credit Agreement]

BARCLAYS BANK PLC,
as a Bank

By:	/s/ J. Davey
Name:	J. Davey
Title:	Director

[Signature Page to Amendment to KBR, Inc. Credit Agreement]

BRANCH BANKING AND TRUST COMPANY,
as a Bank

By:	/s/ DeVon J. Lang
Name:	DeVon J. Lang
Title:	Vice President

[Signature Page to Amendment to KBR, Inc. Credit Agreement]

COMPASS BANK,
as an Issuing Bank and a Bank

By:	/s/ Aaron Loyd
Name:	Aaron Loyd
Title:	Vice President

[Signature Page to Amendment to KBR, Inc. Credit Agreement]

COMMERZBANK, AG, NEW YORK AND GRAND CAYMENT BRANCHES as a Bank

By:	/s/ Kiuli Chan
Name:	Kiuli Chan
Title:	Director

By:	/s/ Vanessa De La Ossa
Name:	Vanessa De La Ossa
Title:	Associate

[Signature Page to Amendment to KBR, Inc. Credit Agreement]

NATIONAL BANK OF KUWAIT, SAK,
as a Bank

By:	/s/ Wendy B. Wanninger
Name:	Wendy B. Wanniger
Title:	Executive Manager

By:	/s/ Michael G. McHugh
Name:	Michael G. McHugh
Title:	Executive Manager

[Signature Page to Amendment to KBR, Inc. Credit Agreement]

STANDARD CHARTERED BANK,
as a Bank

By:	/s/ David J. Foster
Name:	David J. Foster
Title:	Director

By:	/s/ Hsing H. Huang
Name:	Hsing H. Huang
Title:	Associate Director

[Signature Page to Amendment to KBR, Inc. Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION,
as a Bank

By:	/s/ Jonathan F. Lindvall
Name:	Jonathan F. Lindvall
Title:	Vice President

[Signature Page to Amendment to KBR, Inc. Credit Agreement]

WELLS FARGO BANK, N.A.,
as a Bank

By:	/s/ Carolina Verot Moore
Name:	Carolina Verot Moore
Title:	Vice President / SRM

[Signature Page to Amendment to KBR, Inc. Credit Agreement]

NBAD AMERICAS, formerly known as ABU DHABI INTERNATIONAL BANK, as a Bank

By:	/s/ David J. Young
Name:	David J. Young
Title:	Director, Client Relationships

By:	/s/ William F. Ghazar
Name:	William F. Ghazar
Title:	Executive Director,
Head of Client Relationships

[Signature Page to Amendment to KBR, Inc. Credit Agreement]

COMERICA BANK,
as a Bank

By:	/s/ Vishakha S. Deora
Name:	Viskakha S. Deora
Title:	Vice President

[Signature Page to Amendment to KBR, Inc. Credit Agreement]

FIFTH THIRD BANK,
as a Bank

By:	/s/ Matthew Lewis
Name:	Matthew Lewis
Title:	Vice President

[Signature Page to Amendment to KBR, Inc. Credit Agreement]

RYAD BANK, HOUSTON AGENCY,
as a Bank

By:	/s/ Michael G. Meiss
Name:	Michael G. Meiss
Title:	General Manager

By:	/s/ Paul N. Travis
Name:	Paul N. Travis
Title:	Vice President &
Head of Corporate Finance

[Signature Page to Amendment to KBR, Inc. Credit Agreement]

STATE STREET BANK AND TRUST COMPANY,
as a Bank

By:	/s/ Mary H. Carey
Name:	Mary H. Carey
Title:	Vice President

[Signature Page to Amendment to KBR, Inc. Credit Agreement]

MUFG UNION BANK, N.A., f/k/a UNION BANK, N.A.
as a Bank

By:	/s/ Lauren Horn
Name:	Lauren Horn
Title:	Director

[Signature Page to Amendment to KBR, Inc. Credit Agreement]

EXHIBIT E

STRATEGIC PLAN

A.	Dispositions related to exits from non-strategic business:

1.	Stand-alone Fixed Price EPC Power;

2.	Fixed-Price U.S. Infrastructure & U.S. Minerals;

3.	Building Group; and

4.	Fixed Priced Stand-Alone Construction.

B.	Dispositions related to exits from business under review:

1.	U.S. military support activities; and

2.	Canadian Module Fabrication.

Notwithstanding the preceding, nothing in this Exhibit E restricts the Borrower from engaging in other dispositions or transactions that are not included in the list above, provided that such dispositions or transactions are otherwise permitted under the Agreement, and in which case such disposition would not be a Strategic Disposition.

[Exhibit E to Amendment to KBR, Inc. Credit Agreement]